**STOCK PURCHASE AGREEMENT**

**THIS STOCK PURCHASE AGREEMENT** (this "Agreement"), dated as of February 26, 2021, is made by and between the collective shareholders of Takeover Industries, Inc. a Nevada corporation ("Sellers"), Labor Smart, Inc., a Wyoming Corporation (the "Buyer").

**RECITALS**

**WHEREAS**, Sellers collectively own all of the issued and outstanding common shares (the "Shares") of Takeover Industries, Inc., a Nevada corporation (the "Company"), which Shares constitute, as of the date hereof, all of the issued and outstanding capital stock of the Company; and

**WHEREAS**, Seller believes it is in their best interests and the best interest of its stockholders to consummate an acquisition of Seller by Buyer;

**WHEREAS,** In connection with the "Purchase," Buyer wishes to acquire from Seller, and Seller wishes to transfer to Buyer, the Shares, upon the terms and subject to the conditions set forth herein.

**WHEREAS,** In connection with the "Purchase," Buyer wishes to acquire from Sellers, and Sellers wish to transfer to Buyer, controlling interest in Takeover Industries, Inc., so that Takeover Industries, Inc. becomes a wholly owned subsidiary of Buyer.

**WHEREAS**, on or before the closing of the Stock Purchase Agreement, Buyer, shall issue to Sellers in a manner directed by Sellers, 6,800,000,000 restricted shares of Common Stock in Labor Smart, Inc.,(the "Purchase Price Shares"); and

**WHEREAS**, on or before the closing of the Stock Purchase Agreement, Joe Pavlik will be appointed as President and CEO of Buyer, pursuant to completion of this agreement; and

**WHEREAS,** In connection with the "Purchase," Buyer wishes to assume from Seller, and Seller wishes to transfer to Buyer, all assets and liabilities of Buyer.

**WHEREAS,** congruently and in conjunction with the Stock Purchase Agreement, Restore Franchise Group, LLC, a wholly owned subsidiary of Labor Smart, Inc., shall be assigned to Ryan Schadel, pursuant to Exhibit A and in exchange for 51 shares of Series A Preferred Stock which shall be transferred; 25 shares to Michael Holley, and 26 shares to Toby McBride.

**WHEREAS**, this Agreement will cause a change of voting control of Labor Smart, Inc. The controlling party agree to not reverse the stock for a minimum of 6 months.

**WHEREAS,** congruently and in conjunction with the Stock Purchase Agreement, Labor Smart, Inc. shall issue to Ryan Schadel, an assignable option to purchase Laborsmart, Inc. (a Delaware Corporation), a wholly owned subsidiary of Labor Smart, Inc. at a price to be determined in the future. Ryan Schadel, or his assigns, shall pay $200,000 for this option.

**WHEREAS,** Labor Smart, Inc. has begun the process to create Alpha Capital Group, Inc. as a wholly owned subsidiary but has not yet issued shares, all parties agree that founders shares will be issued to Ryan Schadel. All parties agree Labor Smart, Inc. will have no ownership or claim to assets of Alpha Capital Group, Inc.

**WHEREAS**, this Agreement will cause Takeover Industries, Inc. to become a wholly-owned subsidiary of Buyer;

**NOW, THEREFORE,** in consideration of the mutual terms, conditions and other agreements set forth herein, the parties hereto agree as follows:

1. Purchase and Sale of Shares.

(a) Purchased Shares. Subject to the terms and conditions provided below, Seller shall sell and transfer to Buyer and Buyer shall purchase from Seller, on the Closing Date (as defined in Section 1(c)), all of the Shares.

(b) Purchase Price. The purchase price for the Shares shall be the transfer and delivery by Buyer to Seller of the Purchase Price Shares, deliverable as provided in Section 2(b).

(c) Closing. Subject to the terms and conditions of this Agreement, the closing of the transactions contemplated in this Agreement (the "Closing") shall take place as soon as practicable following the execution of this Agreement. The date on which the Closing occurs shall be referred to herein as the Closing Date (the "Closing Date").

2. Closing.

(a) Transfer of Shares. At the Closing, Seller shall deliver to Buyer certificate or certificates representing the Shares, duly endorsed to Buyer or as directed by Buyer, which delivery shall vest Buyer with good and marketable title to all of the issued and outstanding shares of capital stock of the Company, free and clear of all liens and encumbrances.

(b) Payment of Purchase Price. At the Closing, Buyer shall deliver to Seller a certificate or certificates representing the Purchase Price Shares duly endorsed to Seller, which delivery shall vest Seller with good and marketable title to the Purchase Price Shares, free and clear of all liens and encumbrances.

(c) Assumption of Liabilities. At the closing Buyer will assume all liabilities associated with the monies owed by Seller.

3. Representations and Warranties of Seller. Seller represents and warrants to Buyer as of the date hereof as follows:

(a) Corporate Authorization; Enforceability. The execution, delivery and performance by Seller of this Agreement are within the corporate powers and have been, duly authorized by all necessary corporate action on the part of Seller. This Agreement has been duly executed and delivered by Seller and constitutes the valid and binding agreement of Seller, enforceable against Seller in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

(b) Governmental Authorization. The execution, delivery and performance by Seller of this Agreement requires no consent, approval, Order, authorization or action by or in respect of, or filing with, any governmental authority.

(c) Non-Contravention; Consents. The execution, delivery and performance by Seller of this Agreement and the consummation of the transactions contemplated hereby do not (i) violate the articles of incorporation or bylaws of Seller or (ii) violate any applicable Law or Order.

4. Representations and Warranties of Buyer. Buyer represents and warrants to Seller as of the date hereof as follows:

(a) Enforceability. The execution, delivery and performance by Buyer of this Agreement are within Buyer's powers. This Agreement has been duly executed and delivered by Buyer and constitutes the valid and binding agreement of Buyer, enforceable against Buyer in accordance with its terms, except to the extent that its

enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

(b) Governmental Authorization. The execution, delivery and performance by Buyer of this Agreement require no consent, approval, Order, authorization or action by or in respect of, or filing with, any governmental authority.

(c) Non-Contravention; Consents. The execution, delivery and performance by Buyer of this Agreement, and the consummation of the transactions contemplated hereby do not violate any applicable Law or Order.

(d) The Shares. Seller realizes that the Shares issued are "restricted securities" as that term is defined in Rule 144 promulgated by the Securities and Exchange Commission under the Securities Act, the resale of the Shares is restricted by federal and state securities laws and, accordingly, the Shares must be held indefinitely unless their resale is subsequently registered under the Securities Act or an exemption from such registration is available for their resale. Seller understand that any resale of the Shares by them must be registered under the Securities Act (and any applicable state securities law) or be effected in circumstances that, in the opinion of counsel for the Company at the time, create an exemption or otherwise do not require registration under the Securities Act (or applicable state securities laws). Seller acknowledges and consents that certificates now or hereafter issued for the Shares will bear a legend substantially as follows:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS (THE "STATE ACTS"), HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND QUALIFICATION UNDER THE STATE ACTS OR PURSUANT TO EXEMPTIONS FROM SUCH REGISTRATION OR QUALIFICATION REQUIREMENTS (INCLUDING, IN THE CASE OF THE SECURITIES ACT, THE EXEMPTIONS AFFORDED BY SECTION 4(2) OF THE SECURITIES ACT AND RULE 144 THEREUNDER). AS A PRECONDITION TO ANY SUCH TRANSFER, THE ISSUER OF THESE SECURITIES SHALL BE FURNISHED WITH AN OPINION OF COUNSEL OPINING AS TO THE AVAILABILITY OF EXEMPTIONS FROM SUCH REGISTRATION AND QUALIFICATION AND/OR SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY THERETO THAT ANY SUCH TRANSFER WILL NOT VIOLATE THE SECURITIES LAWS.

5. Definitions. As used in this Agreement:

(a) "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with the first Person. For the purposes of this definition, "Control," when used with respect to any Person, means the possession, directly or indirectly, of the power to (i) vote 10% or more of the securities having ordinary voting power for the election of directors (or comparable positions) of such Person or (ii) direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and the terms "Controlling" and "Controlled" have meanings correlative to the foregoing;

(b) "Governmental Authority" means any domestic or foreign governmental or regulatory authority;

(c) "Law" means any federal, state or local statute, law, rule, regulation, ordinance, code, Permit, license, policy or rule of common law;

(d) "Lien" means, with respect to any property or asset, any mortgage, lien, pledge, charge, security interest, encumbrance or other adverse claim of any kind in respect of such property or asset. For purposes of this Agreement, a Person will be deemed to own, subject to a Lien, any property or asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such property or asset;

(e) "Order" means any judgment, injunction, judicial or administrative order or decree;

(f) "Permit" means any government or regulatory license, authorization, permit, franchise, consent or approval; and

(h) "Person" means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

7. Miscellaneous.

(a) Counterparts. This Agreement may be signed in any number of counterparts, each of which will be deemed an original but all of which together shall constitute one and the same instrument.

(b) Amendments and Waivers.

(i) Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective.

(ii) No failure or delay by any party in exercising any right, power or privilege hereunder will operate as a waiver thereof nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided will be cumulative and not exclusive of any rights or remedies provided by Law.

(c) Successors and Assigns. The provisions of this Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; *provided* that no party may assign, delegate or otherwise transfer (including by operation of Law) any of its rights or obligations under this Agreement without the consent of each other party hereto.

(d) No Third Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their permitted successors and assigns and nothing herein expressed or implied will give or be construed to give to any Person, other than the parties hereto, those referenced in Section 5 above, and such permitted successors and assigns, any legal or equitable rights hereunder.

(e) Governing Law. This Agreement will be governed by, and construed in accordance with, the internal substantive law of the State of Nevada.

(f) Headings. The headings in this Agreement are for convenience of reference only and will not control or affect the meaning or construction of any provisions hereof.

(g) Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter of this Agreement. This Agreement supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof of this Agreement.

(h) Severability. If any provision of this Agreement or the application of any such provision to any Person or circumstance is held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, the remainder of the provisions of this Agreement (or the application of such provision in other jurisdictions or to Persons or circumstances other than those to which it was held invalid, illegal or unenforceable) will in no way be affected, impaired or invalidated, and to the extent permitted by applicable Law, any such provision will be restricted in applicability or reformed to the minimum extent required for such provision to be enforceable. This provision will be interpreted and enforced to give effect to the original written intent of the parties prior to the determination of such invalidity or unenforceability.

*[REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]*

**[SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]**

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered, effective as of the date first above written.

**Labor Smart, Inc.**

By: ______________________ DATE 2-27-21

Title: President & CEO

**Takeover Industries, Inc.**

By: ______________________ DATE 2-26-21

Title President

By: ______________________ DATE 2-26-21

Title Founder

By: ______________________ DATE 2-26-21

Title Founder

**AMMENDMENT TO STOCK PURCHASE AGREEMENT**

**THIS AMMENDMENT TO THE STOCK PURCHASE AGREEMENT** (the "Agreement"), dated as of February 26, 2021, is meant to amend paragraph 8 to read the following:

**WHEREAS**, congruently and in conjunction with the Stock Purchase Agreement, Restore Franchise Group, LLC, a wholly owned subsidiary of Labor Smart, Inc., shall be assigned to Ryan Schadel, pursuant to Exhibit A and in exchange for 51 shares of Series A Preferred Stock which shall be transferred; 17 shares to Joe Pavlik, 17 shares to Michael Holly, and 17 shares to Toby McBride.

**[SIGNATURE PAGE]**

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered, effective as of the date first above written.

**Labor Smart, Inc.**

By: __________/s/ C. Ryan Schadel________________ DATE___3/2/21________

Title: President & CEO

**Takeover Industries, Inc.**

By: ______________________________ DATE_____3-2-21__________

Title____President & CEO____________________________

By: ______________________________ DATE_____3-2-21__________

Title______COO & Founder________________________

By: ______________________________ DATE______3-2-21__________

Title_______Director & Founder___ ____________________

**Exhibit A**

**BUSINESS PURCHASE AGREEMENT**

**THISBUSINESS PURCHASE AGREEMENT** (this "Agreement"), dated as of February 26, 2021, is made by and between Labor Smart, Inc., a Wyoming Corporation ("Seller"), and Ryan Schadel., a Georgia Resident (the "Buyer").

**RECITALS**

**WHEREAS**, Seller owns all of the membership interest in (the "Interest") of Restore Franchise Group, LLC a Georgia corporation (the "Company")

**WHEREAS,** Buyer wishes to acquire from Seller, and Seller wishes to transfer to Buyer, the Interest, upon the terms and subject to the conditions set forth herein.

**WHEREAS**, on or before the closing of the Stock Purchase Agreement, Ryan Schadel, President and CEO of Labor Smart, Inc., owning 51 shares of Series A Preferred Stock in Labor Smart, Inc., agree to transfer 51 shares of Series A Preferred Stock (the "Purchase Price Shares") in a manner directed by Sellers in the Stock Purchase Agreement.

**WHEREAS**, this Agreement will cause Restore Franchise Group, LLC to become owned by Ryan Schadel;

**WHEREAS**, this Agreement will cause a change of voting control of Labor Smart, Inc.

**NOW, THEREFORE,** in consideration of the mutual terms, conditions and other agreements set forth herein, the parties hereto agree as follows:

**[SIGNATURE PAGE TO BUSINESS PURCHASE AGREEMENT]**

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered, effective as of the date first above written.

**Labor Smart, Inc.**

By: ______________________________ DATE______________
Title: President & CEO

**Ryan Schadel – Individually**__________________ DATE______________

**Representatives of Takeover Industries, Inc.**

By: ______________________________ DATE___2-26-21__________

Title___CEO/ President/ Founder______________________

By: ______________________________ DATE______2-26-21________

Title_______COO/ Founder______________________

By: ______________________________ DATE______2-26-21________

Title_______Director/ Founder______________________